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Exhibit 10(j)

AMENDMENT
TO CREDIT AGREEMENT
(364-DAY FACILITY)

among

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION,

JPMORGAN CHASE BANK,
as Administrative Agent

CITICORP USA, INC.,
as Syndication Agent

MORGAN STANLEY BANK,
WACHOVIA BANK, N.A.,
THE ROYAL BANK OF SCOTLAND PLC,
as Co-Documentation Agents

and

The Lenders Party Hereto

J.P. MORGAN SECURITIES INC.
CITIGROUP GLOBAL MARKETS INC.
as Joint Bookrunners and Lead Arrangers

July 30, 2003

EXHIBITS
Exhibit A	— Form of Company Counsel's Opinion
SCHEDULES
Schedule 2.01	— Commitments and Pro Rata Shares
Schedule 5.05	— Litigation
Schedule 5.06	— Defaults
Schedule 5.07	— ERISA Plans
Schedule 5.12	— Subsidiaries
Schedule 7.01	— Existing Liens
Schedule 7.02	— Certain Permitted Dispositions
Schedule 10.02	— Lending Offices and Notice Addresses

AMENDMENT TO CREDIT AGREEMENT
(364-DAY FACILITY)

        This Amendment (the "Amendment"), dated July 30, 2003, is entered into by and among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the "Company"), each lender whose name is set forth on the signature pages hereof, JPMorgan Chase Bank, as Administrative Agent, Citicorp USA, Inc. as Syndication Agent and Morgan Stanley Bank, Wachovia Bank, N.A. and The Royal Bank of Scotland plc, as Co-Documentation Agents.

        WHEREAS, the Company, certain lenders party hereto and the Administrative Agent are party to a Credit Agreement (364-Day Facility), dated as of July 31, 2002 (as amended, supplemented and otherwise modified and in effect to, but excluding the date hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Company in an original aggregate principal amount not exceeding $250,000,000 at any one time outstanding; and

        WHEREAS, the parties hereto desire to amend in certain respects the Existing Credit Agreement.

        NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein.

        Section 1.    Definitions.    Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Existing Credit Agreement.

        Section 2.    Amendments.    Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Existing Credit Agreement shall be amended as follows:

          (a)    General.    References in any Loan Document under the Existing Credit Agreement (including indirect references) shall be deemed to be references to the Existing Credit Agreement as amended hereby (as amended, the "Amended Credit Agreement"), references to "Lenders" therein shall be deemed to be references only to the parties hereto designated as "Lenders" on the signature pages hereof and each lender who may hereafter become a party to the Amended Credit Agreement pursuant to the terms thereof, and references in the Existing Credit Agreement to "Schedules" therein shall be deemed to be references to the schedules attached hereto and references to the "Closing Date" therein shall be deemed to be references to the "Effective Date" as defined herein. No person not listed on the signature pages hereto is a party to this Amendment or a "Lender" for the purposes of the Amended Credit Agreement, notwithstanding that such person shall have participated as a lender under the Existing Credit Agreement.

          (b)    Specific.

        The definition of "Closing Date" in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety.

        The definition of "Commitment" in Section 1.01 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

          "Commitment" shall mean with respect to each Lender, the amount set forth opposite the name of such Lender on Schedule 2.01 to this Agreement. The respective Pro Rata Shares of the Lenders in the combined Commitments are set forth in Schedule 2.01.

        The definition of "Information Memorandum" in Section 1.01 of the Existing Credit Agreement shall be amended by replacing the reference therein to "June 19, 2002" with "June 2003".

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        The definition of "Maturity Date" in Section 1.01 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

          "Maturity Date" means July 28, 2004.

        The definition of "Multi-Year Credit Agreement" in Section 1.01 of the Existing Credit Agreement shall be amended in its entirety to read as follows:

          "Multi-Year Credit Agreement" means the amended and restated Credit Agreement (Multi-Year Facility), dated as of April 28, 2003, among the Company, JPMorgan Chase Bank, as Administrative Agent, and various lenders.

        Section 5.10 of the Existing Credit Agreement shall be amended by replacing the references therein to "January 31, 2002" with "January 31, 2003" and "April 30, 2002" with "April 30, 2003".

        Sections 7.07 and 7.08 of the Existing Credit Agreement shall be amended by replacing the references therein to "April 30, 2002" with "April 30, 2003".

        Section 10.21 of the Existing Credit Agreement shall be amended by adding the following paragraph to the end of such Section 10.21:

          "Notwithstanding the foregoing, the Administrative Agent and the Lenders (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such person to the extent relating to such tax treatment and tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws."

        Section 3.    Representations and Warranties.    The Company represents and warrants to the Lenders and the Administrative Agent as of the date hereof that (i) no Default has occurred and is continuing and (ii) the representations and warranties made by the Company in Article V of the Existing Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each such representation and warranty were in the form as amended and restated by this Amendment. It shall be an Event of Default for all purposes of the Amended Credit Agreement if any representation, warranty or certification made by the Company in this Amendment, or in any certificate or other writing furnished to any Lender or the Administrative Agent pursuant to this Amendment, shall prove to have been false or misleading as of the time made or furnished in any material respect.

        Section 4.    Conditions To Effectiveness.    The Amended Credit Agreement shall become effective, as of the date hereof (the "Effective Date"), upon the satisfaction of the following conditions precedent:

          (a)    Execution by All Parties.    This Amendment shall have been executed and delivered by each of the parties hereto.

          (b)    Notes.    If requested by a Lender, Notes shall have been executed and delivered by the Company in favor of such Lender.

          (c)    Resolutions; Incumbency of the Company.    Delivery by the Company of (A) copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Amendment and the other Loan Documents to be delivered by the Company under the Amended Credit Agreement, and authorizing the borrowing of the Loans, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company and (B) a certificate of the Secretary or Assistant Secretary of the

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  Company (x) certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform the Loan Documents to be delivered by the Company hereunder, and (y) designating the officers to be deemed Responsible Officers under the Amended Credit Agreement, and certifying the names and true signature of such Responsible Officers.

          (d)    Articles of Incorporation; By-Laws and Good Standing of the Company.    Delivery by the Company of each of the following documents: (A) the articles or certificate of incorporation of the Company as in effect on the Effective Date, certified by the Secretary of State of the state of incorporation of the Company as of a recent date, and the bylaws of the Company as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of the Company as of the Effective Date; and (B) a good standing certificate for the Company from the Secretary of State of Delaware as of a recent date.

          (e)    Opinion of Counsel.    The Delivery of an opinion of counsel for the Company and addressed to the Administrative Agent and the Lenders substantially in the form of Exhibit A to this Amendment.

          (f)    Officer's Certificate.    Delivery by the Company of a certificate of a Responsible Officer dated the Effective Date certifying that (A) the representations and warranties contained in Article V of the Amended Credit Agreement are true and correct in all material respects, (B) no Default or Event of Default has occurred and is continuing, and (C) there has occurred since January 31, 2003, no event or circumstance that could reasonably be expected to result in a Material Adverse Effect.

          (g)    Other Documents.    Delivery by the Company of such other approvals, opinions or documents as J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citgroup Global Markets Inc. and the Lenders may reasonably request by notice to the Company prior to the Effective Date.

          (h)    Expiration of Commitments under the Existing Credit Agreement.    The expiration of all commitments under the Existing Credit Agreement and the payment by the Company of all amounts owing to the lenders thereunder.

          (i)    Payment of Attorney's Costs.    All Attorney Costs of the Administrative Agent in connection with the preparation of the Loan Documents payable pursuant to Section 10.04 of the Amended Credit Agreement, and invoiced to the Company prior to the Effective Date, shall have been paid.

        Section 5.    Documents Otherwise Unchanged.    Except as herein provided, the Amended Credit Agreement shall remain unchanged and in full force and effect. Each Lender confirms that its Commitment is, as of the date hereof, as set forth in Schedule 2.01 hereof and agrees to be bound by the terms of the Existing Credit Agreement, as amended hereby. The Company confirms that for the purposes of calculating Facilities Usage under the Multi-Year Credit Agreement (as such term is defined therein) it shall consider references to the Existing Credit Agreement as references to the Amended Credit Agreement.

        Section 6.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

        Section 7.    Expenses.    Without limiting its obligations under Section 10.04 of the Existing Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of the Amended Credit Agreement.

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        Section 8.    Binding Effect.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 9.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation.
By:
Name: Steven P. Fisher Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender
By:
Name: Title:

CITICORP USA, INC., as Syndication Agent and as a Lender
By:
Name: Title:

MORGAN STANLEY BANK, as Co-Documentation Agent and as a Lender
By:
Name: Title:

WACHOVIA BANK, N.A. as Co-Documentation Agent and as a Lender
By:
Name: Title:

THE ROYAL BANK OF SCOTLAND plc, as Co-Documentation Agent and as a Lender
By:
Name: Title:

THE BANK OF TOKYO—MITSUBISHI TRUST COMPANY, as a Lender
By:
Name: Title:

THE BANK OF NEW YORK, as a Lender
By:
Name: Title:

MELLON BANK, N.A. as a Lender
By:
Name: Title:

KEY CORPORATE CAPITAL, INC., as a Lender
By:
Name: Robert W. Boswell Title: Vice President

SOCIETE GENERALE, as a Lender
By:
Name: Title:

MIZUHO CORPORATE BANK, LTD., as a Lender
By:
Name: Title:

SANPAOLO IMI S.p.A, as a Lender
By:
Name: Title:

THE NORTHERN TRUST COMPANY, as a Lender
By:
Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name: Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender
By:
Name: Title:

WELLS FARGO BANK, N.A., as a Lender
By:
Name: Title:

        Schedules and Exhibits have been omitted.

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  Exhibit 10(j)
AMENDMENT TO CREDIT AGREEMENT (364-DAY FACILITY)